EXHIBIT 99.2

FNB Financial Corporation

Consolidated Financial Statements

FNB Financial Corporation
September 30, 2007 and December 31, 2006

FNB Financial Corporation
Consolidated Balance Sheets
September 30, 2007 and December 31, 2006
(Unaudited)

	September 30, 2007	December 31, 2006
Assets
Cash and due from banks	$4,124,367	$4,355,333
Interest-bearing demand deposits	127,332	102,468
Federal funds sold	7,256,079	5,597,663
Cash and cash equivalents	11,507,778	10,055,464
Available-for-sale securities	40,020,885	40,084,583
Loans held for sale	359,736	686,288
Loans, net of allowance for loan losses of $1,537,437 and $1,266,134 at September 30, 2007 and December 31, 2006	80,918,422	91,821,242
Premises and equipment	2,711,305	2,928,507
Federal Reserve and Federal Home Loan Bank stock	923,100	923,100
Life insurance contracts	2,280,441	2,217,483
Interest receivable	906,012	1,000,412
Other assets	1,227,045	1,454,797
Total assets	$140,854,724	$151,171,876

Liabilities and Stockholders' Equity
Liabilities
Deposits
Noninterest-bearing demand	$15,797,438	$18,059,000
Savings, NOW and money market	58,837,894	59,219,328
Time	47,814,246	52,208,093
Total deposits	122,449,578	129,486,421
Short-term borrowings	150,000	-
Long-term borrowings	3,000,000	8,000,000
Interest payable	303,901	306,325
Shares subject to mandatory redemption	-	48,975
Other liabilities	2,334,402	951,565
Total liabilities	128,237,881	138,793,286

Stockholders' Equity
Preferred stock, no par value, authorized 100,000 shares; none issued and outstanding
Common stock, $1 par value; authorized 1,000,000 shares; issued and outstanding September 30, 2007 - 573,339 shares, December 31, 2006 - 574,839	573,339	574,839
Additional paid-in capital	468,000	468,000
Retained earnings	11,591,501	11,508,379
Shares subject to mandatory redemption	-	(48,975)
Accumulated other comprehensive loss	(15,997)	(123,653)
Total stockholders' equity	12,616,843	12,378,590
Total liabilities and stockholders' equity	$140,854,724	$151,171,876

See Notes to Consolidated Financial Statements	1

FNB Financial Corporation
Consolidated Statements of Income
Three and Nine Months Ended September 30, 2007 and 2006
(Unaudited)

	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
Interest and Dividend Income
Loans	$1,587,252	$1,836,814	$4,937,007	$5,556,741
Securities
Taxable	360,878	198,699	1,083,725	556,150
Tax-exempt	94,947	100,289	285,972	276,838
Federal funds sold	74,459	53,934	207,468	107,532
Dividends on Federal Home Loan and Federal Reserve Bank stock	10,519	11,619	31,439	41,534
Deposits with financial institutions	718	858	2,514	2,329
Total interest and dividend income	2,128,773	2,202,213	6,548,125	6,541,124

Interest Expense
Deposits	819,530	759,216	2,497,111	2,096,939
Short-term borrowings	2,875	---	10,063	1,716
Long-term borrowings	98,698	98,237	279,499	294,735
Total interest expense	921,103	857,453	2,786,673	2,393,390

Net Interest Income	1,207,670	1,344,760	3,761,452	4,147,734

Provision for Loan Losses	620,000	120,000	890,000	360,000

Net Interest Income After Provision for Loan Losses	587,670	1,224,760	2,871,452	3,787,734

Noninterest Income
Fiduciary activities	102,896	95,332	322,673	302,930
Service charges on deposit accounts	272,703	273,253	783,318	802,109
Other customer fees	86,878	82,640	257,233	244,397
Net gains on loan sales	26,275	29,227	76,431	189,371
Other	50,108	146,674	377,247	402,138
Total noninterest income	538,860	627,126	1,816,902	1,940,945

Noninterest Expense
Salaries and employee benefits	699,522	677,786	2,149,013	2,061,054
Net occupancy expense	101,322	113,203	323,994	349,265
Equipment expense	114,919	126,704	359,121	374,929
Professional fees	150,591	85,332	392,786	198,890
Other	510,761	510,946	1,499,332	1,459,941
Total noninterest expense	1,577,115	1,513,971	4,724,246	4,444,079

Income (loss) Before Income Tax	(450,585)	337,915	(35,892)	1,284,600

Provision (credit) for Income Taxes	(196,337)	63,133	(166,489)	308,429

Net Income (loss)	$(254,248)	$274,782	$130,597	$976,171

Basic Earnings (loss) Per Share	$(.44)	$.48	$.23	$1.69

Weighted-Average Shares Outstanding	573,339	576,626	573,339	576,626

See Notes to Consolidated Financial Statements	2

FNB Financial Corporation
Consolidated Statements of Stockholders' Equity
Year Ended December 31, 2006 and Nine Months Ended September 30, 2007
(Unaudited)

	Common Stock		Additional Paid-in	Compre- hensive	Shares Subject to Mandatory	Retained	Accumulated Other Compre- hensive
	Shares	Amount	Capital	Income	Redemption	Earnings	Loss	Total

Balance, January 1, 2006	581,843	$ 581,843	$ 468,000		$ (104,520)	$11,467,522	$ (313,108)	$12,099,737

Comprehensive income
Net income				$ 774,180		774,180		774,180
Other comprehensive income, net of tax, unrealized gain on available-for-sale securities, net of reclassification adjustment				189,455			189,455	189,455
Total comprehensive income				$ 963,635
Change in shares subject to mandatory redemption					(146,925)			(146,925)
Redemption of stock	(7,004)	(7,004)			202,470	(227,133)		(31,667)
Cash dividends ($.88 per share)						(506,190)		(506,190)

Balance, December 31, 2006	574,839	$ 574,839	$ 468,000		$ (48,975)	$11,508,379	$ (123,653)	$12,378,590

Comprehensive income
Net income				$ 130,597		130,597		130,597
Other comprehensive gain, net of tax, unrealized gain on available-for-sale securities, net of reclassification adjustment				107,656			107,656	107,656
Total comprehensive income				$ 238,253
Redemption of stock	(1,500)	(1,500)			48,975	(47,475)

Balance, September 30, 2007	573,339	$ 573,339	$ 468,000		$ 0	$11,591,501	$ (15,997)	$12,616,843

See Notes to Consolidated Financial Statements	3

FNB Financial Corporation
Consolidated Statements of Cash Flows
Nine Months Ended September 30, 2007 and 2006
(Unaudited)

	2007	2006
Operating Activities
Net income	$130,597	$976,171
Items not requiring (providing) cash
Depreciation and amortization	289,137	312,772
Provision for loan losses	890,000	360,000
Amortization of premiums on securities, net	16,428	83,691
Loan fees and costs amortization, net	(42,316)	(53,066)
Amortization of mortgage servicing rights	48,179	69,949
Increase in cash value of life insurance contracts	(62,958)	(63,653)
Loss on abandonment of premises and equipment	439	4,771
Proceeds from sale of loans held for sale	3,128,305	7,507,719
Originations of loans held for sale	(2,751,231)	(7,293,459)
Gain from sale of loans	(50,522)	(127,876)
Changes in
Interest receivable	94,400	(202,022)
Other assets	627,538	95,964
Interest payable	(2,424)	84,039
Other liabilities	1,382,837	240,928
Net cash provided by operating activities	3,698,409	1,995,928

Investing Activities
Purchases of available-for-sale securities	(8,681,099)	(7,871,191)
Proceeds from maturities and calls of available-for-sale securities	8,891,508	4,359,526
Net change in loans	9,551,688	4,416,318
Purchase of premises and equipment	(72,374)	(224,775)
Proceeds from sale of FHLB stock	-	149,100
Net cash provided by investing activities	9,689,723	828,978

Financing Activities
Net increase (decrease) in demand deposits, money market, NOW and savings accounts	(2,642,996)	(2,079,562)
Net increase (decrease) in certificates of deposit	(4,393,847)	4,003,110
Net increase (decrease) in short-term borrowings	150,000	(2,366,994)
Repayment of long-term borrowings	(5,000,000)	(1,000,000)
Redemption of stock	(48,975)	(185,162)
Dividends paid	-	(380,386)
Net cash used in financing activities	(11,935,818)	(2,008,994)

Increase in Cash and Cash Equivalents	1,452,314	815,912

Cash and Cash Equivalents, Beginning of Year	10,055,464	5,057,833

Cash and Cash Equivalents, End of Period	$11,507,778	$5,873,745

Supplemental Cash Flows Information
Interest paid	$2,789,097	$2,309,351
Income taxes paid	171,208	38,605
Noncash investing activity, transfer of loans to foreclosed assets held for sale	503,448	330,851

See Notes to Consolidated Financial Statements	4

FNB Financial Corporation
Notes to Consolidated Financial Statements

Basis of Presentation

The financial statements of FNB Financial Corporation (Corporation) include the consolidation of its wholly owned subsidiary The First National Bank of Three Rivers. These interim financial statements are unaudited and do not include all disclosures normally provided with annual financial statements. These interim statements should be read in conjunction with the Corporation's annual financial statements and footnotes for the year ended December 31, 2006.

In the opinion of management, these statements reflect all adjustments (consisting of normal recurring adjustments) which are necessary for a fair presentation for the interim periods. The annualized results of operations for the nine months ended September 30, 2007 are not necessarily indicative of the results expected for the full year ending December 31, 2007.

Securities

The amortized cost and approximate fair values of securities are as follows:
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Approximate Fair Value
Available-for-Sale Securities
September 30, 2007
U.S. government agencies	$12,673	$58	$30	$12,701
Mortgage-backed securities	8,866	50	123	8,793
Collateralized mortgage obligations	6,393	17	9	6,401
State and political subdivisions	12,113	99	86	12,126
	$40,045	$224	$248	$40,021
December 31, 2006
U.S. government agencies	$11,172	$24	$100	$11,096
Mortgage-backed securities	9,150	14	142	9,022
Collateralized mortgage obligations	6,915	17	1	6,931
State and political subdivisions	13,035	126	125	13,036
	$40,272	$181	$368	$40,085

Loans and Allowance for Loan Losses

Categories of loans at September 30, 2007 and December 31, 2006 include:
	September 30, 2007	December 31, 2006

Commercial and industrial loans	$16,430	$18,023
Real estate loans (includes $878 and $3,876 secured by farmland)	56,905	65,638
Construction loans	3,239	3,446
Agricultural production financing and other loans to farmers	1,425	1,457
Individuals' loans for household and other personal expenditures	2,767	2,796
Tax-exempt loans	1,684	1,717
Other	6	10

Total loans	82,456	93,087

Less
Allowance for loan losses	(1,537)	(1,266)

Net loans	$80,919	$91,821

Activity in the allowance for loan losses was as follows:
	September 30, 2007	September 30, 2006

Balance, beginning of year	$1,266	$1,217
Provision charged to expense	890	360
Recoveries of loans	41	43
Loans charged off	(660)	(220)

Balance, end of year	$1,537	$1,400

Sale of Corporation

On December 1, 2007, the Corporation was merged with and into Southern Michigan Bancorp, Inc. (Southern). Each outstanding share of FNB common stock was converted into the right to receive, at the holder's election, either $45.35 in cash or 1.87 shares of Southern common stock (plus cash in lieu of any fractional share), or a combination of both. All elections were subject to an allocation adjustment, whereby 50% of the outstanding shares of FNB common stock were converted into the right to receive cash and 50% of the outstanding shares of FNB common stock were converted into the right to receive Southern common stock.